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                                                                    Exhibit 21.1

                 SUBSIDIARIES OF COMBINED SPECIALTY CORPORATION

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
                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
NAME                                                                                    FORMATION
Aon UK Holdings Limited........................................................     United Kingdom
         Aon Warranty Group Limited.............................................    United Kingdom
                  Aon Warranty Group Poland.....................................    Poland
         Aon Warranty Group Services Limited....................................    United Kingdom
                  Aon Warranty Group Europe Limited.............................    United Kingdom
                  Aon Warranty Marketing Services Limited.......................    United Kingdom
                  IMC Group Limited.............................................    United Kingdom
         Aon Warranty Services Limited..........................................    United Kingdom
         Combined Life Assurance Company Limited................................    United Kingdom
         London General Holdings Limited........................................    United Kingdom
                  Aon Warranty France...........................................    France
                  Aon Warranty Spain............................................    Spain
                  Motorplan Limited.............................................    United Kingdom
         London General Insurance Company Limited...............................    United Kingdom
Aon Warranty Group, Inc.........................................................    Missouri
         Aon Warranty Services Australasia Pty. Ltd.............................    Australia
         Aon Warranty Services de Mexico S.A. de C.V............................    Mexico
         Aon Warranty Services, Inc.............................................    Illinois
                  Aon Warranty Services do Brasil Ltda..........................    Brazil
         Aon Warranty Services of Colombia......................................    Columbia
         Automotive Warranty Services of Florida, Inc...........................    Florida
                  ServicePlan of Florida, Inc...................................    Florida
                  Service Saver, Incorporated...................................    Florida
         Automotive Warranty Services, Inc......................................    Delaware
                  Ryan Warranty Services Canada, Inc............................    Canada
                           Ryan Warranty Services Quebec, Inc...................    Ontario
         Consumer Program Administrators, Inc...................................    Illinois
         First Extended, Inc....................................................    Delaware
                  First Extended Service Corporation............................    Texas
                           Automotive Insurance Agency, Inc.....................    Texas
                           Automotive Insurance Purchasing Group, Inc...........    Texas
                  FFG Corporation...............................................    Delaware
                           Dealer Performance, Inc..............................    Texas
                           First Extended Service Corporation of Florida........    Florida
                           FFG Insurance Company................................    Texas
         Innovative Services International, L.L.C...............................    Delaware
                  Innovative Services International Limited.....................    United Kingdom
         Pat Ryan & Associates, B.V.............................................    Netherlands
         Resource Financial Corporation.........................................    Delaware


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                  Columbia Automotive Services, Inc.............................    Illinois
                  RDG Resource Dealer Group (Canada) Inc........................    Canada
                  Resource Acquisition Corporation..............................    Delaware
                  Resource Dealer Group, Inc....................................    Illinois
                           Associates Dealer Group of Bellevue,
                             Washington, Inc....................................    Washington
                           Resource Dealer Group, Inc...........................    Mississippi
                           Resource Dealer Group of Alabama, Inc................    Alabama
                           Resource Dealer Group of Arizona Insurance
                             Services, Inc......................................    Arizona
                           Resource Dealer Group of Indiana, Inc................    Indiana
                           Resource Dealer Group of Kentucky, Inc...............    Kentucky
                           Resource Dealer Group of Massachusetts Insurance
                             Agency,  Inc.......................................    Massachusetts
                           Resource Dealer Group of Mississippi, P.A............    Mississippi
                           Resource Dealer Group of Nevada, Inc.................    Nevada
                           Resource Dealer Group of New Mexico, Inc.............    New Mexico
                           Resource Dealer Group of Ohio Agency, Inc............    Ohio
                           Resource Dealer Group of Texas, Inc..................    Texas
                           Resource Dealer Insurance Services of
                             California, Inc....................................    California
                  Resource Training, Inc........................................    Illinois
         ServicePlan, Inc.......................................................    Illinois
                  National Product Care Company.................................    Illinois
                  Product Care, Inc.............................................    Illinois
                  Service Protection, Inc.......................................    Illinois
Combined Insurance Company of America...........................................    Illinois
         123 Newco Inc..........................................................    Delaware
         Aon Advisors, Inc......................................................    Virginia
                  Aon Risk Managers, Inc........................................    Illinois
         Aon Investment Holdings, Inc...........................................    Delaware
         CICA SPE, LLC..........................................................    Delaware
         CICA Superannuation Nominees Pty. Ltd..................................    Australia
         Combined Insurance Company of Europe Limited...........................    Ireland
         Combined Insurance Company of New Zealand Limited......................    New Zealand
         Combined Insurance Company de Argentina S.A. Compania de Seguros.......    Argentina
         Combined Life Assurance Company of Europe Limited......................    Ireland
         Combined Life Insurance Company of Australia Limited...................    Australia
         Combined Life Insurance Company of New York............................    New York
         Combined Seguros Brasil S.A............................................    Brazil
         Combined Seguros Mexico, S.A. de C.V...................................    Mexico
         Employee Benefit Communications, Inc...................................    Florida
         Highplain Limited......................................................    United Kingdom
         Olympic Health Management Systems, Inc.................................    Washington
                  OHM Services of Texas, Inc....................................    Texas
                  Olympic Health Management Services, Inc.......................    Washington
                           OHM Insurance Agency, Inc............................    Ohio
         Resource Life Insurance Company........................................    Illinois


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        Sterling Life Insurance Company.........................................    Arizona
                  Rockford Holding, Inc.........................................    Delaware
                       Rockford Life Insurance Company..........................    Arizona
        Superannuation Fund (CICNZ) Limited.....................................    New Zealand
        The National Senior Membership Group Association........................    Washington
        The Olympic Senior Membership Group, Inc................................    Washington
        VOL Properties Corporation..............................................    Delaware
Combined Specialty Insurance Company (f/k/a Virginia Surety Company, Inc.)......    Illinois
         Anchor Reinsurance Company, Ltd........................................    Bermuda
                  Anchor Underwriting Managers, Ltd.............................    Bermuda
         Aon Home Warranty Services, Inc........................................    Delaware
         Aon Technical Insurance Services, Inc..................................    Illinois
         Virginia Surety Company de Seguros.....................................    Mexico
         VSC SPE, LLC...........................................................    Delaware
Combined Service Corporation....................................................    Delaware
Paladin Reinsurance Corporation.................................................    New York
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